UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21208

                          OPPENHEIMER SELECT VALUE FUND
                          -----------------------------
               (Exact name of registrant as specified in charter)

             6803 SOUTH TUCSON WAY, CENTENNIAL, COLORADO 80112-3924
             ------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


       Registrant's telephone number, including area code: (303) 768-3200
                                                           --------------


                        Date of fiscal year end: APRIL 30
                                                 --------

             Date of reporting period: MAY 1, 2004 - APRIL 30, 2005
                                       ----------------------------



ITEM 1.  REPORTS TO STOCKHOLDERS.



TOP HOLDINGS AND ALLOCATIONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOP TEN COMMON STOCK HOLDINGS
--------------------------------------------------------------------------------
Citigroup, Inc.                                                             5.2%
--------------------------------------------------------------------------------
Altria Group, Inc.                                                          5.0
--------------------------------------------------------------------------------
BP plc, ADR                                                                 5.0
--------------------------------------------------------------------------------
Honeywell International, Inc.                                               4.8
--------------------------------------------------------------------------------
Cendant Corp.                                                               4.5
--------------------------------------------------------------------------------
UnitedGlobalCom, Inc., Cl. A                                                4.4
--------------------------------------------------------------------------------
Wells Fargo & Co.                                                           3.7
--------------------------------------------------------------------------------
Genworth Financial, Inc., Cl. A                                             3.1
--------------------------------------------------------------------------------
Raytheon Co.                                                                3.0
--------------------------------------------------------------------------------
Microsoft Corp.                                                             3.0

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2005, and are based on net assets.

TOP TEN COMMON STOCK INDUSTRIES
--------------------------------------------------------------------------------
Aerospace & Defense                                                        11.6%
--------------------------------------------------------------------------------
Software                                                                   11.1
--------------------------------------------------------------------------------
Diversified Financial Services                                             10.2
--------------------------------------------------------------------------------
Insurance                                                                   6.8
--------------------------------------------------------------------------------
Commercial Banks                                                            6.8
--------------------------------------------------------------------------------
Oil & Gas                                                                   6.4
--------------------------------------------------------------------------------
Electric Utilities                                                          5.6
--------------------------------------------------------------------------------
Media                                                                       5.3
--------------------------------------------------------------------------------
Tobacco                                                                     5.0
--------------------------------------------------------------------------------
Commercial Services & Supplies                                              5.0

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2005, and are based on net assets. For more current Fund holdings, please visit www.oppenheimerfunds.com.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR ALLOCATION

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Financials                               26.7%
 Diversified Financial Services          10.3
 Insurance                                7.0
 Commercial Banks                         6.9
 Thrifts & Mortgage Finance               2.5
Industrials                              21.9
Information Technology                   13.4
Energy                                    9.6
Consumer Discretionary                    7.7
Utilities                                 6.6
Consumer Staples                          5.1
Materials                                 3.7
Health Care                               3.3
Telecommunication Services                2.0

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2005, and are based on total value of common stocks.
--------------------------------------------------------------------------------


            7 | OPPENHEIMER SELECT VALUE FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION BY OPPENHEIMERFUNDS, INC., OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED APRIL 30, 2005, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. The Fund performed well in a mixed environment for stocks. Strong relative performance from portfolio holdings in the consumer staples, consumer discretionary, financials and utilities sectors were particularly helpful and helped overcome weaker relative performance from the Fund's energy and telecommunications holdings.

      Our basic management strategy stays the same no matter what is happening with the economy or stock market. We work to find stocks whose prices we believe are cheap relative to their underlying companies' long-term earnings power and cash-flow-generation potential. We seek to own what we believe are the most attractively valued stocks in a variety of economic sectors. We follow a bottom-up stock selection approach, meaning we select securities for the portfolio one-by-one based on their individual value characteristics. However, as a consequence of our management strategy, there will invariably be various sector over and underweightings in the Fund, and these will change with each reporting period.

      For example, the portfolio's weighting in the consumer discretionary sector declined during the past six months. We took profits in stocks such as fast food giant McDonald's Corp. and media company Liberty Media Corp., both of which rose off of lower valuations. At the same time, the Fund's sector weighting in industrials rose, largely because of our purchase of Honeywell International, Inc. We believed that this conglomerate's share price was cheap relative to the company's long-term earnings potential. We saw the potential for productivity gains and a recovery in the company's aerospace business, both of which we believed could help Honeywell's profit margins. We also added to the portfolio's weighting in Cendant Corp., which operates a number of well-known hotel and car rental brands, as well as other travel-related properties. We noted Cendant's cash-generation potential and believed the company may seek to distribute that cash in a shareholder-friendly way. Of final note, the portfolio's utility sector weighting slightly increased as we initiated a new position in a utility holding company, whose earnings we believed had the potential to improve during the next few years.

      The financial sector was an area of strong performance for the Fund. Prudential Financial, Inc., an insurance and investment management company, benefited as investors noted the firm's improved return on equity. We sold our position in this stock at a gain. Investment manager Franklin Resources, Inc. rose as it continued to execute its business strategy very well. In the consumer discretionary sector, meanwhile, cable, telephone and data service provider UnitedGlobalCom, Inc. saw growing cash flows as the company continued to penetrate the European broadband services market. In consumer staples, food and tobacco giant Altria Group, Inc. was another strong performer. Altria's shares rose as investors perceived reduced tobacco-related litigation risk for the company. Finally, independent power producer AES Corp. was the portfolio's strongest-performing utility stock. The company continued to execute on management's plan to improve cash flow and reduce costs.

      There were few significantly negative influences on performance during the past six months. In the energy sector, the Fund's individual stock holdings tended to rise due to soaring oil prices, but performance was hampered on a relative basis as these stocks did not go up as much as those in the index. In telecommunications services, the Fund's position in a multinational telecommunications provider also detracted from results. The company's competitive local exchange carrier business was hurt by a recent regulatory change, causing investors to worry about the company's profit margins. However, we continued to maintain a position in the firm because we remained optimistic about its calling card and entertainment businesses.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until April 30, 2005. In the case of Class A shares, performance is measured from the inception of the class on November 26, 2002. In the case of Class B, Class C, Class N and Class Y shares, performance is measured from their inception of each class on February 27, 2004. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred


            8 | OPPENHEIMER SELECT VALUE FUND
sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.

      The Fund's performance is compared to the performance of the Russell 3000 Value Index, an unmanaged, broad index of U.S. equities. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.


            9 | OPPENHEIMER SELECT VALUE FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS A SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
  Oppenheimer Select Value Fund (Class A)
  Russell 3000 Value Index

                            Oppenheimer Select        Russell 3000
                           Value Fund (Class A)       Value Index
   11/26/2002                    9,425                   10,000
   01/31/2003                    9,199                    9,332
   04/30/2003                    9,585                    9,905
   07/31/2003                   10,961                   10,892
   10/31/2003                   11,828                   11,658
   01/31/2004                   13,542                   12,782
   04/30/2004                   13,134                   12,617
   07/31/2004                   13,114                   12,856
   10/31/2004                   13,804                   13,481
   01/31/2005                   15,069                   14,383
   04/30/2005                   14,958                   14,328

AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES WITH SALES CHARGE OF THE FUND AT 4/30/05

1-Year 7.34%   Since Inception (11/26/02) 18.04%


            10 | OPPENHEIMER SELECT VALUE FUND

CLASS B SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
  Oppenheimer Select Value Fund (Class B)
  Russell 3000 Value Index

                            Oppenheimer Select        Russell 3000
                           Value Fund (Class B)       Value Index
   02/27/2004                   10,000                   10,000
   04/30/2004                    9,521                    9,666
   07/31/2004                    9,493                    9,849
   10/31/2004                    9,958                   10,328
   01/31/2005                   10,847                   11,019
   04/30/2005                   10,345                   10,976


AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES WITH SALES CHARGE OF THE FUND AT 4/30/05

1-Year 7.85%   Since Inception (2/27/04) 2.92%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR); AND FOR CLASS C AND CLASS N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. SEE PAGE 15 FOR FURTHER INFORMATION.


            11 | OPPENHEIMER SELECT VALUE FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS C SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
  Oppenheimer Select Value Fund (Class C)
  Russell 3000 Value Index

                           Oppenheimer Select         Russell 3000
                          Value Fund (Class C)        Value Index
   02/27/2004                   10,000                   10,000
   04/30/2004                    9,528                    9,666
   07/31/2004                    9,493                    9,849
   10/31/2004                    9,958                   10,328
   01/31/2005                   10,847                   11,019
   04/30/2005                   10,745                   10,976


AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES WITH SALES CHARGE OF THE FUND AT 4/30/05

1-Year 11.77%   Since Inception (2/27/04) 6.30%


            12 | OPPENHEIMER SELECT VALUE FUND

CLASS N SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
  Oppenheimer Select Value Fund (Class N)
  Russell 3000 Value Index

                           Oppenheimer Select         Russell 3000
                          Value Fund (Class N)        Value Index
   02/27/2004                   10,000                   10,000
   04/30/2004                    9,528                    9,666
   07/31/2004                    9,507                    9,849
   10/31/2004                    9,993                   10,328
   01/31/2005                   10,896                   11,019
   04/30/2005                   10,701                   10,976


AVERAGE ANNUAL TOTAL RETURNS OF CLASS N SHARES WITH SALES CHARGE OF THE FUND AT 4/30/05

1-Year  12.37%   Since Inception (2/27/04) 5.94%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR); AND FOR CLASS C AND CLASS N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. SEE PAGE 15 FOR FURTHER INFORMATION.


            13 | OPPENHEIMER SELECT VALUE FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS Y SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
  Oppenheimer Select Value Fund (Class Y)
  Russell 3000 Value Index

                           Oppenheimer Select         Russell 3000
                          Value Fund (Class Y)        Value Index
   02/27/2004                   10,000                   10,000
   04/30/2004                    9,535                    9,666
   07/31/2004                    9,528                    9,849
   10/31/2004                   10,028                   10,328
   01/31/2005                   10,953                   11,019
   04/30/2005                   10,873                   10,976

AVERAGE ANNUAL TOTAL RETURNS OF CLASS Y SHARES WITH SALES CHARGE OF THE FUND AT 4/30/05

1-Year 14.03%   Since Inception (2/27/04) 7.38%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR); AND FOR CLASS C AND CLASS N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. SEE PAGE 15 FOR FURTHER INFORMATION.


            14 | OPPENHEIMER SELECT VALUE FUND

NOTES
--------------------------------------------------------------------------------

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. INVESTORS SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, AND OTHER CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE FUND'S PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND, AND MAY BE OBTAINED BY ASKING YOUR FINANCIAL ADVISOR, CALLING US AT 1.800.525.7048 OR VISITING OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

The Fund's investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

Please remember this Fund has a limited operating history.

CLASS A shares of the Fund were first offered on 11/26/02. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.

CLASS B shares of the Fund were first publicly offered on 2/27/04. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year). Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 2/27/04. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

CLASS N shares of the Fund were first publicly offered on 2/27/04. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the one-year period Class N shares are subject to an annual 0.75% asset-based sales charge.

CLASS Y shares of the Fund were first publicly offered on 2/27/04. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


            15 | OPPENHEIMER SELECT VALUE FUND

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended April 30, 2005.

ACTUAL EXPENSES. The "actual" lines of the table provide information about actual account values and actual expenses. You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the "actual" line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The "hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


            16 | OPPENHEIMER SELECT VALUE FUND

--------------------------------------------------------------------------------
                                    BEGINNING      ENDING         EXPENSES
                                    ACCOUNT        ACCOUNT        PAID DURING
                                    VALUE          VALUE          6 MONTHS ENDED
                                    (11/1/04)      (4/30/05)      APRIL 30, 2005
--------------------------------------------------------------------------------
Class A Actual                      $1,000.00      $1,083.60      $ 7.36
--------------------------------------------------------------------------------
Class A Hypothetical                 1,000.00       1,017.75        7.13
--------------------------------------------------------------------------------
Class B Actual                       1,000.00       1,079.00       11.66
--------------------------------------------------------------------------------
Class B Hypothetical                 1,000.00       1,013.64       11.30
--------------------------------------------------------------------------------
Class C Actual                       1,000.00       1,079.00       11.66
--------------------------------------------------------------------------------
Class C Hypothetical                 1,000.00       1,013.64       11.30
--------------------------------------------------------------------------------
Class N Actual                       1,000.00       1,080.90        9.17
--------------------------------------------------------------------------------
Class N Hypothetical                 1,000.00       1,016.02        8.89
--------------------------------------------------------------------------------
Class Y Actual                       1,000.00       1,084.20        6.12
--------------------------------------------------------------------------------
Class Y Hypothetical                 1,000.00       1,018.94        5.92

Hypothetical assumes 5% annual return before expenses

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended April 30, 2005 are as follows:

CLASS                      EXPENSE RATIOS
-----------------------------------------
Class A                         1.42%
-----------------------------------------
Class B                         2.25
-----------------------------------------
Class C                         2.25
-----------------------------------------
Class N                         1.77
-----------------------------------------
Class Y                         1.18

The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund's Manager and Transfer Agent that can be terminated at any time, without advance notice. The "Financial Highlights" tables in the Fund's financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements.
--------------------------------------------------------------------------------


            17 | OPPENHEIMER SELECT VALUE FUND

STATEMENT OF INVESTMENTS  April 30, 2005
--------------------------------------------------------------------------------

                                                                          VALUE
                                                          SHARES     SEE NOTE 1
--------------------------------------------------------------------------------
COMMON STOCKS--98.1%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--7.5%
--------------------------------------------------------------------------------
MEDIA--5.3%
--------------------------------------------------------------------------------
News Corp., Cl. A                                         11,200    $   171,136
--------------------------------------------------------------------------------
News Corp., Cl. B                                          1,600         25,472
--------------------------------------------------------------------------------
UnitedGlobalCom, Inc., Cl. A 1                           100,790        902,071
                                                                    ------------
                                                                      1,098,679

--------------------------------------------------------------------------------
SPECIALTY RETAIL--2.2%
Blockbuster, Inc., Cl. B                                  21,700        204,848
--------------------------------------------------------------------------------
Pantry, Inc. (The) 1                                       7,600        243,352
                                                                    ------------
                                                                        448,200

--------------------------------------------------------------------------------
CONSUMER STAPLES--5.0%
--------------------------------------------------------------------------------
TOBACCO--5.0%
Altria Group, Inc.                                        15,900      1,033,341
--------------------------------------------------------------------------------
ENERGY--9.4%
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--3.0%
Halliburton Co.                                            9,900        411,741
--------------------------------------------------------------------------------
Pride International, Inc. 1                                9,400        209,620
                                                                    ------------
                                                                        621,361

--------------------------------------------------------------------------------
OIL & GAS--6.4%
BP plc, ADR                                               16,800      1,023,120
--------------------------------------------------------------------------------
Petroleo Brasileiro SA, ADR                                6,800        285,124
                                                                    ------------
                                                                      1,308,244

--------------------------------------------------------------------------------
FINANCIALS--26.3%
--------------------------------------------------------------------------------
COMMERCIAL BANKS--6.8%
Bank of America Corp.                                     13,864        624,435
--------------------------------------------------------------------------------
Wells Fargo & Co.                                         12,800        767,232
                                                                    ------------
                                                                      1,391,667

--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--10.2%
Alliance Capital Management
Holding LP                                                 2,300        103,361
--------------------------------------------------------------------------------
Capital One Financial Corp.                                2,800        198,492
--------------------------------------------------------------------------------
Citigroup, Inc.                                           22,800      1,070,688
--------------------------------------------------------------------------------
Franklin Resources, Inc.                                   2,900        199,172
--------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc.                             5,600        513,632
                                                                    ------------
                                                                      2,085,345

--------------------------------------------------------------------------------
INSURANCE--6.8%
Aspen Insurance Holdings Ltd.                              3,500         95,550
--------------------------------------------------------------------------------
Assured Guaranty Ltd.                                      9,800        186,788
--------------------------------------------------------------------------------
Genworth Financial, Inc., Cl. A                           22,900        640,055
--------------------------------------------------------------------------------
Phoenix Cos., Inc. (The)                                  13,700        155,221
--------------------------------------------------------------------------------
Platinum Underwriters Holdings Ltd.                       11,100        328,560
                                                                    ------------
                                                                      1,406,174

                                                                          VALUE
                                                          SHARES     SEE NOTE 1
--------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--2.5%
Countrywide Financial Corp.                                6,000    $   217,140
--------------------------------------------------------------------------------
Freddie Mac                                                4,800        295,296
                                                                    ------------
                                                                        512,436

--------------------------------------------------------------------------------
HEALTH CARE--3.2%
--------------------------------------------------------------------------------
BIOTECHNOLOGY--1.9%
MedImmune, Inc. 1                                          7,600        192,812
--------------------------------------------------------------------------------
Wyeth                                                      4,600        206,724
                                                                    ------------
                                                                        399,536

--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--0.5%
Manor Care, Inc.                                           2,900         96,715
--------------------------------------------------------------------------------
PHARMACEUTICALS--0.8%
Watson Pharmaceuticals, Inc. 1                             5,600        168,000
--------------------------------------------------------------------------------
INDUSTRIALS--21.5%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--11.6%
Empresa Brasileira de
Aeronautica SA, ADR                                        5,600        161,504
--------------------------------------------------------------------------------
Honeywell International, Inc.                             27,400        979,824
--------------------------------------------------------------------------------
Orbital Sciences Corp. 1                                  66,500        619,780
--------------------------------------------------------------------------------
Raytheon Co.                                              16,700        628,087
                                                                    ------------
                                                                      2,389,195

--------------------------------------------------------------------------------
BUILDING PRODUCTS--0.8%
Jacuzzi Brands, Inc. 1                                    18,900        171,045
--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--5.0%
Cendant Corp.                                             45,900        913,869
--------------------------------------------------------------------------------
Corinthian Colleges, Inc. 1                                7,300        103,733
                                                                    ------------
                                                                      1,017,602

--------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING--1.1%
Quanta Services, Inc. 1                                   28,600        228,228
--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--3.0%
General Electric Co.                                       5,600        202,720
--------------------------------------------------------------------------------
Tyco International Ltd.                                   12,900        403,899
                                                                    ------------
                                                                        606,619

--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--13.2%
--------------------------------------------------------------------------------
IT SERVICES--1.1%
CSG Systems International, Inc. 1                         12,700        218,313
--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--1.0%
MEMC Electronic Materials, Inc. 1                         16,800        197,064
--------------------------------------------------------------------------------
SOFTWARE--11.1%
Compuware Corp. 1                                         30,500        181,475
--------------------------------------------------------------------------------
Microsoft Corp.                                           24,700        624,910
--------------------------------------------------------------------------------
Novell, Inc. 1                                            78,000        460,980
--------------------------------------------------------------------------------
Synopsys, Inc. 1                                          24,900        409,356
--------------------------------------------------------------------------------
Take-Two Interactive Software, Inc. 1                     26,200        616,486
                                                                    ------------
                                                                      2,293,207


            18 | OPPENHEIMER SELECT VALUE FUND

                                                                          VALUE
                                                          SHARES     SEE NOTE 1
--------------------------------------------------------------------------------
MATERIALS--3.6%
--------------------------------------------------------------------------------
CHEMICALS--1.1%
Praxair, Inc.                                              4,700    $   220,101
--------------------------------------------------------------------------------
METALS & MINING--2.5%
Alcan, Inc.                                               16,000        518,720
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--1.9%
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--1.9%
IDT Corp., Cl. B 1                                        28,100        395,086
--------------------------------------------------------------------------------
UTILITIES--6.5%
--------------------------------------------------------------------------------
ELECTRIC UTILITIES--5.6%
AES Corp. (The) 1                                         35,600        572,448
--------------------------------------------------------------------------------
CMS Energy Corp.                                          18,300        236,436
--------------------------------------------------------------------------------
NRG Energy, Inc. 1                                         5,300        164,830
--------------------------------------------------------------------------------
Reliant Energy, Inc. 1                                    17,700        180,009
                                                                    ------------
                                                                      1,153,723

--------------------------------------------------------------------------------
GAS UTILITIES--0.9%
Sempra Energy                                              4,600        185,748
                                                                    ------------
Total Common Stocks (Cost $18,665,334)                               20,164,349

                                                       PRINCIPAL          VALUE
                                                          AMOUNT     SEE NOTE 1
--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--3.2%
--------------------------------------------------------------------------------
Undivided interest of 0.05% in joint repurchase
agreement (Principal Amount/Value $1,318,039,000,
with a maturity value of $1,318,355,329) with UBS
Warburg LLC, 2.88%, dated 4/29/05, to be repurchased
at $662,159 on 5/2/05, collateralized by Federal
National Mortgage Assn., 5%--6%, 3/1/34--8/1/34,
with a value of $1,345,611,059
(Cost $662,000)                                        $ 662,000    $   662,000

--------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
(COST $19,327,334)                                         101.3%    20,826,349
--------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                       (1.3)      (269,870)
                                                       -------------------------
NET ASSETS                                                 100.0%   $20,556,479
                                                       =========================

FOOTNOTE TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


            19 | OPPENHEIMER SELECT VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES  April 30, 2005
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
Investments, at value (cost $19,327,334)--see accompanying statement of investments                                     $20,826,349
-----------------------------------------------------------------------------------------------------------------------------------
Cash                                                                                                                        100,197
-----------------------------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Shares of beneficial interest sold                                                                                          217,674
Interest and dividends                                                                                                       19,940
Investments sold                                                                                                             19,503
Other                                                                                                                         2,746
                                                                                                                        -----------
Total assets                                                                                                             21,186,409

-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
-----------------------------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                                                                       460,240
Shares of beneficial interest redeemed                                                                                      130,524
Shareholder communications                                                                                                   10,832
Distribution and service plan fees                                                                                            3,517
Transfer and shareholder servicing agent fees                                                                                 2,894
Trustees' compensation                                                                                                          245
Other                                                                                                                        21,678
                                                                                                                        -----------
Total liabilities                                                                                                           629,930

-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                              $20,556,479
                                                                                                                        ===========

-----------------------------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                                                              $     1,386
-----------------------------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                                               18,351,057
-----------------------------------------------------------------------------------------------------------------------------------
Accumulated net investment income                                                                                            11,167
-----------------------------------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments                                                                                693,854
-----------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                                                                1,499,015
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                              $20,556,479
                                                                                                                        ===========

-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
-----------------------------------------------------------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets of $12,841,749 and 863,185 shares
of beneficial interest outstanding)                                                                                     $     14.88
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)                         $     15.79
-----------------------------------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share
(based on net assets of $2,120,677 and 144,005 shares of beneficial interest outstanding)                               $     14.73
-----------------------------------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share
(based on net assets of $4,438,791 and 301,376 shares of beneficial interest outstanding)                               $     14.73
-----------------------------------------------------------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share
(based on net assets of $762,906 and 51,498 shares of beneficial interest outstanding)                                  $     14.81
-----------------------------------------------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $392,356 and 26,307 shares
of beneficial interest outstanding)                                                                                     $     14.91

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


            20 | OPPENHEIMER SELECT VALUE FUND

STATEMENT OF OPERATIONS  For the Year Ended April 30, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $2,239)              $   236,400
--------------------------------------------------------------------------------
Interest                                                                  8,019
                                                                    ------------
Total investment income                                                 244,419

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Management fees                                                         114,177
--------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                  15,348
Class B                                                                   9,347
Class C                                                                  21,366
Class N                                                                   2,117
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                   9,347
Class B                                                                   2,689
Class C                                                                   4,087
Class N                                                                     571
Class Y                                                                      36
--------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                   3,543
Class B                                                                   3,497
Class C                                                                   4,269
Class N                                                                     386
Class Y                                                                     127
--------------------------------------------------------------------------------
Legal, auditing and other professional fees                              34,085
--------------------------------------------------------------------------------
Trustees' compensation                                                    8,599
--------------------------------------------------------------------------------
Custodian fees and expenses                                                 167
--------------------------------------------------------------------------------
Other                                                                    11,215
                                                                    ------------
Total expenses                                                          244,973
Less reduction to custodian expenses                                       (131)
Less waivers and reimbursements of expenses                             (11,813)
                                                                    ------------
Net expenses                                                            233,029

--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    11,390

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
--------------------------------------------------------------------------------
Net realized gain on investments                                      1,135,798
--------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                    775,185

--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $ 1,922,373
                                                                    ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


            21 | OPPENHEIMER SELECT VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED APRIL 30,                                                                    2005             2004
--------------------------------------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                    $     11,390      $    (2,268)
--------------------------------------------------------------------------------------------------------------
Net realized gain                                                                  1,135,798          725,042
--------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                                775,185          501,924
                                                                                ------------------------------
Net increase in net assets resulting from operations                               1,922,373        1,224,698

--------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                             (468,589)        (136,971)
Class B                                                                              (38,753)              --
Class C                                                                              (92,118)              --
Class N                                                                              (19,532)              --
Class Y                                                                               (6,091)              --

--------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
--------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from beneficial interest transactions:
Class A                                                                            5,041,524        2,199,702
Class B                                                                            1,961,523          119,224
Class C                                                                            4,148,679          177,747
Class N                                                                              720,725            7,000
Class Y                                                                              382,994            1,000

--------------------------------------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------------------------------------
Total increase                                                                    13,552,735        3,592,400
--------------------------------------------------------------------------------------------------------------
Beginning of period                                                                7,003,744        3,411,344
                                                                                ------------------------------
End of period (including accumulated net investment income of $11,167 for
the year ended April 30, 2005)                                                  $ 20,556,479      $ 7,003,744
                                                                                ==============================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


            22 | OPPENHEIMER SELECT VALUE FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A  YEAR ENDED APRIL 30,                                                           2005             2004         2003 1
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                            $      13.52       $    10.17     $    10.00
------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                                             .04 2             -- 3         (.03)
Net realized and unrealized gain                                                        1.84             3.75            .20
                                                                                ----------------------------------------------
Total from investment operations                                                        1.88             3.75            .17
------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Distributions from net realized gain                                                    (.52)            (.40)            --
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                  $      14.88       $    13.52     $    10.17
                                                                                ==============================================

------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 4                                                     13.89%           37.02%          1.70%
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                        $     12,842       $    6,706     $    3,411
------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                               $     11,568       $    4,706     $    3,151
------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 5
Net investment income (loss)                                                            0.27%           (0.04)%        (0.85)%
Total expenses                                                                          1.35%            1.96%          2.60%
Expenses after payments and waivers and reduction to custodian expenses                 1.33%            1.50%          2.35%
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                   85%             102%            66%

1. For the period from November 26, 2002 (commencement of operations) to April 30, 2003.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an investment at net asset value on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total return. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

5. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


            23 | OPPENHEIMER SELECT VALUE FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

                                                                                            CLASS B  |                  CLASS C  |
YEAR ENDED APRIL 30,                                                            2005         2004 1  |      2005         2004 1  |
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $   13.51      $   14.19    $   13.52      $   14.19
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                                             (.09) 2        (.01)        (.10) 2        (.01)
Net realized and unrealized gain (loss)                                         1.83           (.67)        1.83           (.66)
                                                                           ------------------------------------------------------
Total from investment operations                                                1.74           (.68)        1.73           (.67)
---------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Distributions from net realized gain                                            (.52)            --         (.52)            --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $   14.73      $   13.51    $   14.73      $   13.52
                                                                           ======================================================

---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                                             12.85%         (4.79)%      12.77%         (4.72)%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                   $   2,121      $     116    $   4,439      $     174
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                          $     948      $      44    $   2,155      $      51
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment loss                                                            (0.65)%        (1.19)%      (0.66)%        (1.01)%
Total expenses                                                                  2.73%          5.71%        2.47%          5.48%
Expenses after payments and waivers and reduction to custodian expenses         2.25%          2.25%        2.25%          2.25%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                           85%           102%          85%           102%

1. For the period from February 27, 2004 (inception of offering) to April 30, 2004.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment at net asset value on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total return. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


            24 | OPPENHEIMER SELECT VALUE FUND

                                                                                            CLASS N  |                  CLASS Y  |
YEAR ENDED APRIL 30,                                                            2005         2004 1  |      2005         2004 1  |
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $   13.52      $   14.19    $   13.53      $   14.19
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                                    (.02) 2        (.01)         .06 2          .01
Net realized and unrealized gain (loss)                                         1.83           (.66)        1.84           (.67)
                                                                           ------------------------------------------------------
Total from investment operations                                                1.81           (.67)        1.90           (.66)
---------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Distributions from net realized gain                                            (.52)            --         (.52)            --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $   14.81      $   13.52    $   14.91      $   13.53
                                                                           ======================================================

---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                                             13.37%         (4.72)%      14.03%         (4.65)%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                   $     763      $       7    $     392      $       1
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                          $     438      $       3    $     175      $       1
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income (loss)                                                   (0.13)%        (0.73)%       0.42%          0.26%
Total expenses                                                                  1.79%          4.96%        1.18%          4.47%
Expenses after payments and waivers and reduction to custodian expenses         1.74%          1.75%         N/A 5,6       1.25%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                           85%           102%          85%           102%

1. For the period from February 27, 2004 (inception of offering) to April 30, 2004.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment at net asset value on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total return. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods of less than one full year.

5. Reduction to custodian expenses less than 0.01%.

6. Voluntary reimbursement of management fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


            25 | OPPENHEIMER SELECT VALUE FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Select Value Fund (the Fund), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek capital appreciation over the long-term. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Trustees.

      Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.


            26 | OPPENHEIMER SELECT VALUE FUND

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                               NET UNREALIZED
                                                                 APPRECIATION
                                                             BASED ON COST OF
                                                               SECURITIES AND
 UNDISTRIBUTED     UNDISTRIBUTED           ACCUMULATED      OTHER INVESTMENTS
 NET INVESTMENT        LONG-TERM                  LOSS     FOR FEDERAL INCOME
 INCOME                     GAIN      CARRYFORWARD 1,2           TAX PURPOSES
 ----------------------------------------------------------------------------
 $435,100               $280,363                   $--             $1,488,573

1. During the fiscal year ended April 30, 2005, the Fund did not utilize any capital loss carryforward.

2. During the fiscal year ended April 30, 2004, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for April 30, 2005. Net assets of the Fund were unaffected by the reclassifications.

                                REDUCTION TO                  REDUCTION TO
                                 ACCUMULATED               ACCUMULATED NET
    INCREASE TO               NET INVESTMENT                 REALIZED GAIN
    PAID-IN CAPITAL                   INCOME              ON INVESTMENTS 3
    ----------------------------------------------------------------------
    $257,473                            $223                      $257,250

3. $257,741, including $102,601 of long-term capital gain, was distributed in connection with Fund share redemptions.


            27 | OPPENHEIMER SELECT VALUE FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

The tax character of distributions paid during the years ended April 30, 2005 and April 30, 2004 was as follows:

                                            YEAR ENDED            YEAR ENDED
                                        APRIL 30, 2005        APRIL 30, 2004
    ------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                         $  215,223            $  136,971
    Long-term capital gain                     409,860                    --
                                            --------------------------------
    Total                                   $  625,083            $  136,971
                                            ================================

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of April 30, 2005 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

            Federal tax cost of securities       $ 19,337,776
                                                 =============

            Gross unrealized appreciation        $  1,872,859
            Gross unrealized depreciation            (384,286)
                                                 -------------
            Net unrealized appreciation          $  1,488,573
                                                 =============

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. Custodian Fees and Expenses in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts at a rate equal to the Federal Funds Rate plus 0.50%. The Reduction to Custodian Expenses line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


            28 | OPPENHEIMER SELECT VALUE FUND

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                    YEAR ENDED APRIL 30, 2005   YEAR ENDED APRIL 30, 2004 1
                                                       SHARES          AMOUNT         SHARES         AMOUNT
------------------------------------------------------------------------------------------------------------
CLASS A
Sold                                                  825,365    $ 11,967,549        161,601    $ 2,215,782
Dividends and/or distributions reinvested              14,341         214,552          1,077         13,920
Redeemed                                             (472,397)     (7,140,577)        (2,370)       (30,000)
                                                    --------------------------------------------------------
Net increase                                          367,309    $  5,041,524        160,308    $ 2,199,702
                                                    ========================================================

------------------------------------------------------------------------------------------------------------
CLASS B
Sold                                                  152,451    $  2,217,211          8,561    $   119,314
Dividends and/or distributions reinvested               2,497          37,084             --             --
Redeemed                                              (19,498)       (292,772)            (6)           (90)
                                                    --------------------------------------------------------
Net increase                                          135,450    $  1,961,523          8,555    $   119,224
                                                    ========================================================

------------------------------------------------------------------------------------------------------------
CLASS C
Sold                                                  300,926    $  4,332,793         12,907    $   177,747
Dividends and/or distributions reinvested               5,998          89,076             --             --
Redeemed                                              (18,455)       (273,190)            --             --
                                                    --------------------------------------------------------
Net increase                                          288,469    $  4,148,679         12,907    $   177,747
                                                    ========================================================

------------------------------------------------------------------------------------------------------------
CLASS N
Sold                                                   49,756    $    702,114            493    $     7,000
Dividends and/or distributions reinvested               1,275          19,002             --             --
Redeemed                                                  (26)           (391)            --             --
                                                    --------------------------------------------------------
Net increase                                           51,005    $    720,725            493    $     7,000
                                                    ========================================================

------------------------------------------------------------------------------------------------------------
CLASS Y
Sold                                                   26,606    $    388,568             70    $     1,000
Dividends and/or distributions reinvested                 404           6,054             --             --
Redeemed                                                 (773)        (11,628)            --             --
                                                    --------------------------------------------------------
Net increase                                           26,237    $    382,994             70    $     1,000
                                                    ========================================================

1. For the year ended April 30, 2004 for Class A shares and for the period February 27, 2004 (inception of offering) to April 30, 2004 for Class B, Class C, Class N and Class Y shares.

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended April 30, 2005, were $24,053,110 and $12,664,309, respectively.

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, and 0.60% of average annual net assets in excess of $800 million.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended April 30, 2005, the Fund paid $13,886 to OFS for services to the Fund.


            29 | OPPENHEIMER SELECT VALUE FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

      Additionally, Class Y shares are subject to minimum fees of $10,000 per annum for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions quarterly for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor's aggregate uncompensated expenses under the plan at April 30, 2005 for Class B, Class C and Class N shares were $22,069, $49,766 and $4,107, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the table below for the period indicated.

                                           CLASS A            CLASS B           CLASS C           CLASS N
                         CLASS A        CONTINGENT         CONTINGENT        CONTINGENT        CONTINGENT
                       FRONT-END          DEFERRED           DEFERRED          DEFERRED          DEFERRED
                   SALES CHARGES     SALES CHARGES      SALES CHARGES     SALES CHARGES     SALES CHARGES
                     RETAINED BY       RETAINED BY        RETAINED BY       RETAINED BY       RETAINED BY
YEAR ENDED           DISTRIBUTOR       DISTRIBUTOR        DISTRIBUTOR       DISTRIBUTOR       DISTRIBUTOR
---------------------------------------------------------------------------------------------------------
April 30, 2005           $28,683               $--               $495              $373                $3

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. Effective February 27, 2004, the Manager has voluntarily undertaken to reimburse the Fund for total annual operating expenses exceeding the following limits: 1.50% for Class A shares, 2.25% for Class B shares, 2.25% for Class C shares, 1.75% for Class N shares and 1.25% for Class Y shares. During the year ended April 30, 2005, the Manager reimbursed the Fund $2,339, $4,558, $4,676, $216 and $4 for Class A, Class B, Class C, Class N and Class Y shares, respectively. That voluntary undertaking may be revised or terminated by the Manager at any time without notice to shareholders.

      OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. During the year ended April 30, 2005, OFS waived $19 and $1 for Class C and Class Y shares, respectively. This undertaking may be amended or withdrawn at any time.


            30 | OPPENHEIMER SELECT VALUE FUND

--------------------------------------------------------------------------------
5. LITIGATION

A consolidated amended complaint has been filed as putative derivative and class actions against the Manager, OFS and the Distributor, as well as 51 of the Oppenheimer funds (as "Nominal Defendants") excluding the Fund, 30 present and former Directors or Trustees and 8 present and former officers of the funds. This complaint, initially filed in the U.S. District Court for the Southern District of New York on January 10, 2005 and amended on March 4, 2005, consolidates into a single action and amends six individual previously-filed putative derivative and class action complaints. Like those prior complaints, the complaint alleges that the Manager charged excessive fees for distribution and other costs, improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the funds, and failed to properly disclose the use of assets of the funds to make those payments in violation of the Investment Company Act of 1940 and the Investment Advisers Act of 1940. Also, like those prior complaints, the complaint further alleges that by permitting and/or participating in those actions, the Directors/Trustees and the Officers breached their fiduciary duties to shareholders of the funds under the Investment Company Act of 1940 and at common law. The complaint seeks unspecified compensatory and punitive damages, rescission of the funds' investment advisory agreements, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      The defendants believe that the allegations contained in the Complaints are without merit and that they have meritorious defenses against the claims asserted. The defendants intend to defend these lawsuits vigorously and to contest any claimed liability. The defendants believe that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.


            31 | OPPENHEIMER SELECT VALUE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF OPPENHEIMER SELECT VALUE FUND

We have audited the accompanying statement of assets and liabilities of Oppenheimer Select Value Fund (the "Fund"), including the statement of investments, as of April 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2005, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Select Value Fund at April 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.


                                                        /s/ Ernst & Young LLP

New York, New York
May 26, 2005


            32 | OPPENHEIMER SELECT VALUE FUND

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2006, if applicable, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2005. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      Distributions of $0.5208 per share were paid to Class A, Class B, Class C, Class N and Class Y shareholders, respectively, on December 16, 2004, of which $0.3415 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

      Dividends, if any, paid by the Fund during the fiscal year ended April 30, 2005 which are not designated as capital gain distributions should be multiplied by 33.20% to arrive at the amount eligible for the corporate dividend-received deduction.

      A portion, if any, of the dividends paid by the Fund during the fiscal year ended April 30, 2005 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. $231,740 of the Fund's fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2006, shareholders of record will receive information regarding the percentage of distributions that are eligible for lower individual income tax rates.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


            33 | OPPENHEIMER SELECT VALUE FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


            34 | OPPENHEIMER SELECT VALUE FUND

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AGREEMENT  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Each year, the Board of Trustees (the "Board"), including a majority of the independent Trustees, is required to determine whether to renew the advisory agreement. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information, that the Board requests for this purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

      NATURE AND EXTENT OF SERVICES. In considering the renewal of the Fund's advisory agreement for the current year, the Board evaluated the nature and extent of the services provided by the Manager and its affiliates. The Manager provides the Fund with office space, facilities and equipment; administrative, accounting, clerical, legal and compliance personnel; securities trading services; oversight of third party service providers and the services of the portfolio managers and the Manager's investment team, who provide research, analysis and other advisory services in regard to the Fund's investments.

      QUALITY OF SERVICES. The Board also considered the quality of the services provided and the quality of the Manager's resources that are available to the Fund. The Board noted that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager's administrative, accounting, legal and compliance services and information the Board received regarding the experience and professional qualifications of the Manager's personnel and the size and functions of its staff. The Board members also considered their experiences as directors or trustees of the Fund and other funds advised by the Manager. The Board received and reviewed information regarding the quality of services provided by affiliates of the Manager, which it also reviews at other times during the year in connection with the renewal of the Fund's service agreements. The Board noted that the relatively low redemption rate for funds advised by the Manager provided an indication of shareholder satisfaction with the overall level of services provided by the Manager.

      PORTFOLIO MANAGEMENT SERVICES AND PERFORMANCE. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Christopher Leavy, Emmanuel Ferreira and John Damian and the Manager's Value investment team and analysts. Messrs. Leavy, Ferreira and Damian have had over 12, 11 and 7 years, respectively, of experience managing equity investments. Mr. Leavy has been primarily responsible for the day-to-day management of the Fund's portfolio since its inception in November 2002. Messrs. Ferreira and Damian have been portfolio managers of the Fund since February 2004. Mr. Leavy has been a Senior Vice President of the Manager since September 2000 and was a portfolio manager at Morgan Stanley Dean Witter Investment Manage- ment from 1997 through September 2000. He is a portfolio manager of 11 portfolios and three other accounts in the OppenheimerFunds complex. Mr. Ferreira has been a Vice President of the Manager since January 2003 and was a Portfolio Manager at Lashire Investments from July 1999 through December 2002. He is a portfolio manager of five portfolios in the OppenheimerFunds complex. Mr. Damian has been a Vice President of the Manager since September 2001 and was a Senior Analyst/Director for Citigroup Asset Management from November 1999 through September 2001 and a Senior Research Analyst for Pzena Investment Management from October 1997 through November 1999. He is a portfolio manager of two portfolios in the OppenheimerFunds complex.

      The Board reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund's historical performance to relevant market indices and to the performance of other multi-cap value funds (including both funds advised by the Manager and funds advised by other investment advisers). The Board also


            35 | OPPENHEIMER SELECT VALUE FUND

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AGREEMENT  Unaudited / Continued
--------------------------------------------------------------------------------

receives and reviews comparative performance information regarding the Fund and other funds at each Board meeting. The Board noted that the Fund's one-year and since inception performance was better than its peer group average.

      MANAGEMENT FEES AND EXPENSES. The Board also reviewed information, including comparative information, regarding the fees paid to the Manager and its affiliates and the other expenses borne by the Fund. The independent consultant provided comparative data in regard to the fees and expenses of the Fund, other multi-cap value funds and other funds with comparable assets levels and distribution features. The Manager has agreed to voluntarily cap expenses at 1.50% for Class A shares, 2.25% for Class B and Class C shares, 1.75% for Class N shares and 1.25% for Class Y shares. The Board noted that the Fund's contractual and actual management fees are both lower than its peer group average although its total expenses are higher than its peer group average. In addition, the Board evaluated the comparability of the fees charged and the services provided to the Fund to the fees charged and services provided to other types of entities advised by the Manager.

      PROFITABILITY OF THE MANAGER AND AFFILIATES. The Board also reviewed information regarding the cost of services provided by the Manager and its affiliates and the Manager's profitability. The Board considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide services to the Fund and that maintaining the financial viability of the Manager is important in order for the Manager to continue to provide significant services to the Fund and its shareholders. In addition the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager's affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements).

      ECONOMIES OF SCALE. The Board reviewed the extent to which the Manager may realize economies of scale in managing and supporting the Fund and the current level of Fund assets in relation to the Fund's breakpoint schedule for its management fees. The Board noted that the fund has recently experienced modest asset growth and that, based on current asset levels, the Fund is not yet approaching its last management fee breakpoint.

      CONCLUSIONS. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund. Fund counsel is independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules. The Board was aware that there are alternatives to retaining the Manager.

      Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, concluded that the nature, extent and quality of the services provided to the Fund by the Manager are a benefit to the Fund and in the best interest of the Fund's shareholders and that the amount and structure of the compensation received by the Manager and its affiliates are reasonable in relation to the services provided. Accordingly, the Board elected to continue the advisory agreement for another year. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the factors together. The Board judged the terms and conditions of the advisory agreement, including the management fee, in light of all of the surrounding circumstances.


            36 | OPPENHEIMER SELECT VALUE FUND

TRUSTEES AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS
FUND, LENGTH OF SERVICE, AGE       HELD BY TRUSTEE; NUMBER OF PORTFOLIOS IN FUND COMPLEX CURRENTLY OVERSEEN BY
                                   TRUSTEE
INDEPENDENT                        THE ADDRESS OF EACH TRUSTEE AND INTERESTED TRUSTEE IN THE CHARTS BELOW IS 6803
TRUSTEES                           S. TUCSON WAY, CENTENNIAL, CO 80112- 3924. EACH TRUSTEE SERVES FOR AN INDEFINITE
                                   TERM, UNTIL HIS OR HER RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

PETER I. WOLD,                     President of Wold Oil Properties, Inc. (oil and gas exploration and production
Chairman of the Board              company) (since 1994); Vice President, Secretary and Treasurer of Wold Trona
(since December 2004),             Company, Inc. (soda ash processing and production) (since 1996); Vice President
Trustee (since 2003)               of Wold Talc Company, Inc. (talc mining) (since 1999); Managing Member of
Age: 57                            Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and
                                   Director of PacifiCorp. (electric utility) (1995-1999). Oversees 14 portfolios in the OppenheimerFunds complex.

RONALD J. ABDOW,                   Chairman of Abdow Corporation (operator of restaurants) (since 1959); Trustee of the
Trustee (since 2003)               following real estate businesses (owners and operators of restaurants): G&R
Age: 73                            Realty Co. (since 1973), G&R Trust Co. (since 1973), Abdow Partnership (since
                                   1975), Auburn Associates (since 1983) and Hazard Associates (since 1985);
                                   Trustee of the following open-end investment companies: MML Series Investment
                                   Fund II (since 2005), MassMutual Premier Funds (since 2004), MML Series
                                   Investment Fund (1993-2004) and of MassMutual Select Funds (formerly MassMutual
                                   Institutional Funds) (1994-2004); Trustee of Bay State Health System (health services) (since 1994); Chairman of Western Mass Development Corp. (non-profit land development) (since 1996); and Chairman of American International College
                                   (non-profit college) (since 1991). Oversees 14 portfolios in the
                                   OppenheimerFunds complex.

JOSEPH M. WIKLER,                  Director of the following medical device companies: Medintec (since 1992) and Cathco
Trustee (since 2003)               (since 1996); Director of Lakes Environmental Association (since 1996); Member of the
Age: 64                            Investment Committee of the Associated Jewish Charities of Baltimore (since 1994);
                                   Director of Fortis/Hartford mutual funds (1994 - December 2001). Oversees 14 portfolios in the OppenheimerFunds complex.

------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE

EUSTIS WALCOTT,                    Principal with Ardsley Associates (consulting firm) (since 2000); Director of
Trustee (since 2003)               Cornerstone Real Estate Advisors LLC (real estate equity investment management
Age: 67                            services) (an affiliate of the Manager) (since October 2000); Director of MML
                                   Investors Services (individual retirement, insurance, investment, and life event planning products and services company) (an affiliate of the Manager) (since October
                                   2000); Trustee of OFI Trust Company (an affiliate of the Manager) (since 2001);
                                   Trustee of the American International College (1995 - December 2003); Senior Vice
                                   President of Massachusetts Mutual Life Insurance Company (May 1990 - July 2000); Vice
                                   President of MassMutual Foundation for Hartford, Inc. (since 2005). Oversees 14 portfolios in the OppenheimerFunds complex.

------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE                 THE ADDRESS OF MR. MURPHY IN THE CHART BELOW IS TWO WORLD FINANCIAL CENTER, 225
AND OFFICER                        LIBERTY STREET, NEW YORK, NY 10281-1008. MR. MURPHY SERVES FOR AN INDEFINITE TERM,
                                   UNTIL HIS RESIGNATION, DEATH OR REMOVAL.

JOHN V. MURPHY,                    Chairman, Chief Executive Officer and director (since June 2001) and President (since
President and Trustee              September 2000) of the Manager; President and a director or trustee of other
(since 2003)                       Oppenheimer funds; President and a director (since July 2001) of Oppenheimer
Age: 55                            Acquisition Corp. (the Manager's parent holding company) and of Oppenheimer
                                   Partnership Holdings, Inc. (a holding company subsidiary of the Manager); a director
                                   (since November 2001) of OppenheimerFunds Distributor, Inc. (a subsidiary of the
                                   Manager); Chairman and a director (since July 2001) of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager);
                                   President and a director (since July 2001) of OppenheimerFunds Legacy Program (a charitable trust program established by the Manager); a director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management,
                                   Inc., Centennial Asset Management Corporation, Trinity Investment Management
                                   Corporation and Tremont Capital Management, Inc. (since November 2001), HarbourView
                                   Asset Management Corporation and OFI Private Investments, Inc. (since July 2001);
                                   President (since November 1, 2001) and a director (since July 2001) of Oppenheimer
                                   Real Asset Management, Inc.; Executive Vice President (since February 1997) of
                                   Massachusetts Mutual Life Insurance Company (the Manager's parent company); a director (since June 1995) of DLB Acquisition Corporation (a holding company that owns the shares of Babson


            37 | OPPENHEIMER SELECT VALUE FUND

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

JOHN V. MURPHY,                    Capital Management LLC); a member of the Investment Company Institute's Board of
Continued                          Governors (elected to serve from October 3, 2003 through September 30, 2006).
                                   Formerly, Chief Operating Officer (September 2000- June 2001) of the Manager;
                                   President and trustee (November 1999-November 2001) of MML Series Investment Fund and
                                   MassMutual Select Funds (open-end investment companies); a director (September
                                   1999-August 2000) of C.M. Life Insurance Company; President, Chief Executive Officer
                                   and director (September 1999-August 2000) of MML Bay State Life Insurance Company; a
                                   director (June 1989-June 1998) of Emerald Isle Bancorp and Hibernia Savings Bank (a
                                   wholly-owned subsidiary of Emerald Isle Bancorp). Oversees 66 portfolios as
                                   Trustee/Director and 20 additional portfolios as Officer in the OppenheimerFunds complex.

------------------------------------------------------------------------------------------------------------------------
OFFICERS                           THE ADDRESS OF THE OFFICERS IN THE CHART BELOW IS AS FOLLOWS: FOR MR. LEAVY, MR.
                                   FERREIRA, MR. DAMIAN AND MR. ZACK, TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET,
                                   NEW YORK, NY 10281-1008, FOR MR. WIXTED AND MR. VANDEHEY, 6803 S. TUCSON WAY,
                                   CENTENNIAL, CO 80112-3924. EACH OFFICER SERVES FOR AN ANNUAL TERM OR UNTIL HIS OR HER
                                   EARLIER RESIGNA- TION, DEATH OR REMOVAL.

CHRISTOPHER LEAVY,                 Senior Vice President of the Manager since September 2000; an officer of 7 portfolios
Vice President and Portfolio       in the OppenheimerFunds complex. Formerly a portfolio manager of Morgan Stanley Dean
Manager (since 2002)               Witter Investment Management (1997 - September 2000).
Age: 33

EMMANUEL FERREIRA,                 Vice President of the Manager since January 2003. An officer of 4 portfolios in the
Vice President and                 OppenheimerFunds complex. Formerly, Portfolio Manager at Lashire Investments (July
Portfolio Manager                  1999-December 2002), and a Senior Analyst at Mark Asset Management (July 1997-June
(since 2003)                       1999).
Age: 38

JOHN DAMIAN,                       Vice President of the Manager since September 2001; an officer of 2 portfolios in the
Vice President and                 OppenheimerFunds complex; formerly Senior Analyst/Director for Citigroup Asset
Portfolio Manager                  Management (November 1999 - September 2001); Senior Research Analyst for Pzena
(since 2001)                       Investment Management (October 1997 - November 1999).
Age: 37

BRIAN W. WIXTED,                   Senior Vice President and Treasurer (since March 1999) of the Manager; Treasurer of
Treasurer (since 2003)             HarbourView Asset Management Corporation, Shareholder Financial Services, Inc.,
Age: 45                            Shareholder Services, Inc., Oppenheimer Real Asset Management Corporation, and
                                   Oppenheimer Partnership Holdings, Inc. (since March 1999), of OFI Private
                                   Investments, Inc. (since March 2000), of OppenheimerFunds International Ltd. and
                                   OppenheimerFunds plc (since May 2000), of OFI Institutional Asset Management, Inc.
                                   (since November 2000), and of OppenheimerFunds Legacy Program (a Colorado non-profit corporation) (since June 2003); Treasurer and Chief Financial Officer (since May
                                   2000) of OFI Trust Company (a trust company subsidiary of the Manager; Assistant
                                   Treasurer (since March 1999) of Oppenheimer Acquisition Corp. Formerly Assistant
                                   Treasurer of Centennial Asset Management Corporation (March 1999-October 2003) and
                                   OppenheimerFunds Legacy Program (April 2000-June 2003); Principal and Chief Operating
                                   Officer (March 1995-March 1999) at Bankers Trust Company-Mutual Fund Services
                                   Division. An officer of 86 portfolios in the OppenheimerFunds complex.

ROBERT G. ZACK,                    Executive Vice President (since January 2004) and General Counsel (since February
Secretary (since 2003)             2002) of the Manager; General Counsel and a director (since November 2001) of the
Age: 56                            Distributor; General Counsel (since November 2001) of Centennial Asset Management
                                   Corporation; Senior Vice President and General Counsel (since November 2001) of
                                   HarbourView Asset Management Corporation; Secretary and General Counsel (since
                                   November 2001) of Oppenheimer Acquisition Corp.; Assistant Secretary and a director
                                   (since October 1997) of OppenheimerFunds International Ltd. and OppenheimerFunds plc;
                                   Vice President and a director (since November 2001) of Oppenheimer Partnership
                                   Holdings, Inc.; a director (since November 2001) of Oppenheimer Real Asset
                                   Management, Inc.; Senior Vice President, General Counsel and a director (since
                                   November 2001) of Shareholder Financial Services, Inc., Shareholder Services, Inc.,
                                   OFI Private Investments, Inc. and OFI Trust Company; Vice President (since November
                                   2001) of OppenheimerFunds Legacy Program; Senior Vice President and General Counsel
                                   (since November 2001) of OFI Institutional Asset Management, Inc.; a director (since
                                   June 2003) of OppenheimerFunds (Asia) Limited. Formerly Senior Vice President (May
                                   1985-December 2003), Acting General Counsel (November 2001-February 2002) and
                                   Associate General Counsel (May 1981-October 2001) of the Manager; Assistant Secretary
                                   of Shareholder Services, Inc. (May 1985-November 2001), Shareholder


            38 | OPPENHEIMER SELECT VALUE FUND

ROBERT G. ZACK,                    Financial Services, Inc. (November 1989-November 2001); and OppenheimerFunds
Continued                          International Ltd. (October 1997-November 2001). An officer of 86 portfolios in the
                                   OppenheimerFunds complex.

MARK S. VANDEHEY,                  Senior Vice President and Chief Compliance Officer (since March 2004) of the Manager;
Vice President and                 Vice President (since June 1983) of OppenheimerFunds Distributor, Inc., Centennial
Chief Compliance Officer           Asset Management Corporation and Shareholder Services, Inc. Formerly (until February
(since 2004)                       2004) Vice President and Director of Internal Audit of the Manager. An officer of 86
Age: 54                            portfolios in the OppenheimerFunds complex.


THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST


                     39 | OPPENHEIMER SELECT VALUE FUND

ITEM 2.  CODE OF ETHICS

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

         The Board of Trustees of the registrant has determined that Joseph M. Wikler, the Chairman of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr. Wikler as the Audit Committee's financial expert. Mr. Wikler is an "independent" Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

         (a)  Audit Fees

              The principal accountant for the audit of the registrant's annual financial statements billed $14,000 in fiscal 2005 and $10,950 in fiscal 2004.

         (b)  Audit-Related Fees

              The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years.

              The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

              Such fees include:  internal control reviews.

         (c)  Tax Fees

              The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

              The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

              Such fees include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

         (d)  All Other Fees

              The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years.

              The principal accountant for the audit of the registrant's annual financial statements billed $115,000 in fiscal 2005 and no such fees in fiscal 2004 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

              Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant's retirement plan with respect to its trustees.

         (e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

              The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

              Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

              (2) 100%

         (f)  Not applicable as less than 50%.

         (g) The principal accountant for the audit of the registrant's annual financial statements billed $115,000 in fiscal 2005 and no such fees in fiscal 2004 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

         (h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
              (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal account's independence. No such services were rendered.

ITEM 5.  NOT APPLICABLE

ITEM 6.  SCHEDULE OF INVESTMENTS

         Not applicable

ITEM 7. DISCLOSURE OF PROXY POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

         Not applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES

         Not applicable

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

         Not applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

         The Board is responsible for approving nominees for election as trustees. To assist in this task, the Board has designated the Audit Committee as the nominating committee for the Board. It reviews and recommends nominees to the Board. The Committee is comprised entirely of disinterested trustees as defined in Section 2(a)(19) of the Investment Company Act of 1940.

         The Audit Committee charter describes the responsibilities of the Committee in nominating candidates for election as independent Trustees of the Registrant. The Registrant's Board has adopted a written charter for the Committee. A current copy of the Audit Committee charter is available to shareholders on the OppenheimerFunds website at WWW.OPPENHEIMERFUNDS.COM.

         Under the current policy, if the Board determines that a vacancy exists or is likely to exist on the Board, the Audit Committee of the Board will consider candidates for Board membership including recommended by Registrant shareholders. The Audit Committee will consider nominees recommended by independent Board members or recommended by any other Board members including Board members affiliated with the Registrant's investment advisors. The Committee may, upon Board approval, retain an executive search firm to assist in screening potential candidates. Upon Board approval, the Audit Committee may also use the services of legal, financial, or other external counsel that it deems necessary or desirable in the screening process. Shareholders wishing to submit a nominee for election to the Board may do so by mailing their submission to the offices of OppenheimerFunds, Inc., 6803 South Tucson Way, Centennial, CO 80112, to the attention of the Board of Trustees of the named Registrant, c/o the Secretary of the Registrant.

         The Committee's process for identifying and evaluating nominees for trustees includes a number of factors. In screening candidates for board membership, whether the candidate is suggested by Board members, shareholders or others, the Committee considers the candidate's professional experience, soundness of judgment, integrity, ability to make independent, analytical inquiries, collegiality, willingness and ability to devote the time required to perform Board activities adequately, ability to represent the interests of all shareholders of the Registrant, and diversity relative to the board's composition. Candidates are expected to provide a mix of attributes, experience, perspective and skills necessary to effectively advance the interests of shareholders.

ITEM 11.  CONTROLS AND PROCEDURES

         (a) Based on their evaluation of registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of April 30, 2005, registrant's principal executive officer and principal financial officer found registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

         (b) There have been no changes in registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

    (A) EXHIBIT ATTACHED HERETO. (ATTACH CODE OF ETHICS AS EXHIBIT)(NOT APPLICABLE TO SEMIANNUAL REPORTS)

    (B) EXHIBITS ATTACHED HERETO. (ATTACH CERTIFICATIONS AS EXHIBITS)

    (C) EXHIBITS ATTACHED HERETO. (ATTACH PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES AS REQUIRED BY ITEM 7)

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Select Value Fund

By:      /S/ JOHN V. MURPHY
         ----------------------------
         John V. Murphy
         Principal Executive Officer
Date:    June 15, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /S/ JOHN V. MURPHY
         ----------------------------
         John V. Murphy
         Principal Executive Officer
Date:    June 15, 2005

By:      /S/ BRIAN W. WIXTED
         ----------------------------
         Brian W. Wixted
         Chief Financial Officer
Date:    June 15, 2005